Certification of Chief Financial Officer
Pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934,

as adopted
pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I
, Benjamin R. Clouse, certify that:
1. I have reviewed this annual report on Form 10-K of CrossFirst Bankshares, Inc.;
2.
Based on

my knowledge,

this report

does not

contain any

untrue statement

of a

material fact

or omit

to state

a material

fact
necessary to make the statements made, in light of the

circumstances under which such statements were made, not

misleading
with respect to the period covered by this report;
3.
Based on my

knowledge, the financial

statements, and other

financial information included

in this report,

fairly present in

all
material

respects

the

financial

condition,

results

of

operations

and

cash

flows

of

the

registrant

as

of,

and

for,

the

periods
presented in this report;
4.
The

registrant’s

other

certifying

officer

and

I

are

responsible

for

establishing

and

maintaining

disclosure

controls

and
procedures (as defined

in Exchange Act

Rules 13a-15(e) and

15d-15(e))
and internal control

over financial reporting

(as defined
in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed
under our supervision, to ensure that material information relating to the registrant, including its consolidated
subsidiaries, is made known to us by others within those entities, particularly during the period in which this report
is being prepared;
(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be
designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and
the preparation of financial statements for external purposes in accordance with generally accepted accounting
principles;
(c)
Evaluated the effectiveness of the registrant’s

disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by
this report based on such evaluation; and
(d)
Disclosed in this report any change in the registrant’s

internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter

(the registrant’s fourth fiscal quarter in the

case of an annual report) that
has materially affected, or is reasonably likely to materially affect,

the registrant’s internal control over financial
reporting; and
5.
The registrant’s other certifying

officer and I have disclosed, based on our most recent evaluation of internal control over
financial reporting, to the registrant’s auditors

and the audit committee of the registrant’s

board of directors (or persons
performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial
reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and
report financial information; and
(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the
registrant’s internal control

over financial reporting.
Date:

March 3, 2023
/s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer
(Principal Financial Officer)